Exhibit 99.1

Hewlett Packard Enterprise 3000 Hanover Street Palo Alto, CA 94304 www.hpe.com

News Release

Hewlett Packard Enterprise to Acquire SGI to Extend Leadership in High Growth Big Data Analytics and High Performance Computing

●  Strengthens position in $11 billion HPC segment which is growing at an estimated 6-8% CAGR, and in the data analytics segment, which is growing at over twice that rate

●  Expands presence in key HPC verticals such as government, research, and life sciences

Editorial contact Kate Holderness, HPE corpmediarelations@hpe.com Cori Pasinetti, SGI pr@SGI.com

PALO ALTO, CA – August 11, 2016 – Hewlett Packard Enterprise (NYSE: HPE) today announced that it has signed a definitive agreement to acquire SGI (NASDAQ: SGI), a global leader in high-performance solutions for compute, data analytics and data management, for $7.75 per share in cash, a transaction valued at approximately $275 million, net of cash and debt.

SGI products and services are used for high-performance computing (HPC) and big data analytics in the scientific, technical, business and government communities to solve challenging data-intensive computing, data management and virtualization problems. The company has approximately 1,100 employees worldwide, and had revenues of $533 million in fiscal 2016.

“At HPE, we are focused on empowering data-driven organizations,” said Antonio Neri, executive vice president and general manager, Enterprise Group, Hewlett Packard Enterprise. “SGI’s innovative technologies and services, including its best-in-class big data analytics and high performance computing solutions, complement HPE’s proven data center solutions designed to create business insight and accelerate time to value for customers.”

The explosion of data – in volume and variety, across all sectors and applications – is driving organizations to adopt high-end computing systems to run compute-intensive applications and big data workloads that traditional infrastructure solutions cannot handle. This includes investments in big data analytics to quickly and securely process massive data sets and enable real-time decision making. High-end systems are being used to advance research in weather, genomics and life sciences, and enhance cyber defenses at organizations around the world.

As a result of this demand, according to International Data Corporation (IDC), the $11 billion HPC segment is expected to grow at an estimated 6-8% CAGR over the next three years[1], with the data analytics segment growing at over twice that rate.

SGI’s highly complementary portfolio, including its in-memory high performance data analytics technology, will extend and strengthen HPE’s current leadership position in the growing mission critical and high performance computing segments of the server market. The combined HPE and SGI portfolio, including a comprehensive services capability, will support private and public sector customers seeking larger supercomputer installations, including U.S. federal agencies as well enterprises looking to leverage high-performance computing for business insights and a competitive edge.

“Our HPC and high performance data technologies and analytic capabilities, based on a 30+ year legacy of innovation, complement HPE’s industry-leading enterprise solutions. This combination addresses today’s complex business problems that require applying data analytics and tools to securely process vast amounts of data,” said Jorge Titinger, CEO and president, SGI. “The computing power that our solutions deliver can interpret this data to give customers quicker and more actionable insights. Together, HPE and SGI will offer one of the most comprehensive suites of solutions in the industry, which can be brought to market more effectively through HPE’s global reach.”

HPE and SGI believe that by combining complementary product portfolios and go-to-market approaches they will be able to strengthen the leading position and financial performance of the combined business.

Overall, HPE expects the acquisition to be neutral to earnings in the first full year following close and accretive thereafter.

The transaction is expected to close in the first quarter of HPE’s fiscal year 2017, subject to regulatory approvals and other customary closing conditions.

1 Source: IDC “Worldwide HPC Server Forecast, 2016 – 2020”

About Hewlett Packard Enterprise

Hewlett Packard Enterprise is an industry leading technology company that enables customers to go further, faster. With the industry’s most comprehensive portfolio, spanning the cloud to the data center to workplace applications, our technology and services help customers around the world make IT more efficient, more productive and more secure.

About SGI

SGI is a global leader in high-performance solutions for compute, data analytics and data management that enable customers to accelerate time to discovery, innovation, and profitability. Visit SGI.com (sgi.com/) for more information.

Forward-looking statements

Information set forth in this communication, including statements as to Hewlett Packard Enterprise’s or SGI’s outlook and financial estimates and statements as to the expected timing, completion and effects of the proposed acquisition by Hewlett Packard Enterprise of SGI, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

These statements are based on various assumptions and the current expectations of the management of Hewlett Packard Enterprise and SGI, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, or what effect they will have on the operations or financial condition of Hewlett Packard Enterprise or SGI. Forward-looking statements included herein are made as of the date hereof, and Hewlett Packard Enterprise and SGI undertake no obligation to publicly update or revise any forward-looking statement unless required to do so by the federal securities laws.

These statements are based on the current expectations of the management of Hewlett Packard Enterprise and SGI (as the case may be) and are subject to uncertainty and to changes in circumstances. Major risks, uncertainties and assumptions include, but are not limited to: the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the satisfaction of all closing conditions to the transaction, including the ability to obtain applicable shareholder and regulatory approvals; statements of the plans, strategies and objectives of Hewlett Packard Enterprise for future operations, including, the high performance computing and high growth big data analytics technologies and business in the server solutions and the mission-critical and high-performance computing markets; any statements regarding anticipated operational and financial results; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing; the risk that disruptions from the transaction will harm Hewlett Packard Enterprise’s or SGI’s businesses; the effect of economic, competitive, legal, governmental and technological factors and other factors described under “Risk Factors” in each of Hewlett Packard Enterprise’s and SGI’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

Additional Information and Where to Find It

In connection with the transaction, SGI intends to file relevant materials with the Securities and Exchange Commission, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the Securities and Exchange Commission, SGI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF SGI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT SGI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SGI AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by SGI with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s website (http://www.sec.gov) or through the investor relations section of SGI’s website (http://www.SGI.com).

Participants in the Solicitation

SGI and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of SGI in connection with the pending transaction. Information about SGI’s directors and executive officers is included in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015, and the proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on October 23, 2015. Additional information regarding the interests of SGI’s directors and executive officers in the acquisition will be included in the preliminary proxy statement for the special meeting of SGI’s stockholders and will be included in the definitive proxy statement described above.